SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                     October 30, 2007 (September 30, 2007)

                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)


        Delaware                           0-15284             95-4053296
(State or other jurisdiction of     (Commission File No.)     (IRS Employee
 incorporation or organization)                              Identification No.)


                              8228 Sunset Boulevard
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

     On September 30, 2007 David Kane, our Chief Financial Officer, separated from service.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2007


                                        NATIONAL LAMPOON, INC.



                                        By: /s/ Daniel S. Laikin
                                            ------------------------------------
                                            Daniel S. Laikin, Chief Executive
                                            Officer